Exhibit 10.7.4
FOURTH AMENDMENT TO REVOLVING CREDIT AGREEMENT
     THIS FOURTH AMENDMENT TO REVOLVING CREDIT AGREEMENT (this “Amendment”) is made and entered into as of February 18, 2010, by and among WESTERN REFINING, INC., a Delaware corporation (the “Borrower”), EACH LENDER SIGNATORY HERETO, and BANK OF AMERICA, N.A., as the administrative agent for the Lenders (in such capacity, the “Administrative Agent”), Swing Line Lender, L/C Issuer and a Lender.
W I T N E S S E T H:
     WHEREAS, the Administrative Agent, the lenders from time to time party thereto (collectively, the “Lenders” and individually, each, a “Lender”) and the Borrower are parties to that certain Revolving Credit Agreement dated as of May 31, 2007, as amended by that certain First Amendment to Revolving Credit Agreement dated as of June 30, 2008, that certain Second Amendment to Revolving Credit Agreement dated as of May 29, 2009, and that certain Third Amendment to Revolving Credit Agreement dated as of November 24, 2009 (the “Credit Agreement”; capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement);
     WHEREAS, the Borrower has requested that certain terms of the Credit Agreement be amended in the manner set forth herein;
     WHEREAS, the Administrative Agent and the Required Lenders, subject to the terms and conditions contained herein, have agreed to such amendments, to be effective as of the Fourth Amendment Effective Date (as defined below); and
     WHEREAS, the Borrower, the Administrative Agent and the Required Lenders acknowledge that the terms of this Amendment constitute an amendment and modification of, and not a novation of, the Credit Agreement.
     NOW, THEREFORE, in consideration of the mutual covenants and the fulfillment of the conditions set forth herein, the parties hereby agree as follows:
     1. Definitions. From and after the Fourth Amendment Effective Date, the term “Credit Agreement” or “Agreement” (as the case may be), as used herein, in the Credit Agreement and in the other Loan Documents, shall mean the Credit Agreement as hereby amended and modified, and as further amended, restated, modified, replaced or supplemented from time to time as permitted thereby.
     2. Amendments to the Credit Agreement. Subject to the terms hereof and upon satisfaction of the conditions set forth in Section 5 hereof, effective as of the Fourth Amendment Effective Date (defined below), the second sentence of Section 2.02(a) of the Credit Agreement (Borrowings, Conversions and Continuations of Committed Loans) is amended in its entirety to read as follows:
     “Each such notice must be received by Administrative Agent not later than 11:00 a.m. (i) three Business Days prior to the requested date of any Borrowing of, conversion to or continuation of Eurodollar Rate Loans or any conversion of Eurodollar Rate Loans to Base Rate Committed Loans, and (ii) on the requested borrowing date of any Base Rate Committed Loans, which shall be a Business Day.”
     3. Full Force and Effect of Agreement. Except as hereby specifically amended, modified or supplemented, the Borrower hereby acknowledges and agrees that the Credit Agreement and all of the other Loan Documents are hereby confirmed and ratified in all respects and shall remain in full force and effect according to their respective terms. The Borrower and each of the other Loan Parties hereby
FOURTH AMENDMENT TO REVOLVING CREDIT AGREEMENT

confirm and agree that all Liens and other security interests now or hereafter held by the Administrative Agent for the benefit of the Lenders as security for payment of the Obligations remain in full force and effect and are unimpaired by this Amendment.
     4. Representations and Warranties. The Borrower hereby certifies that:
     (a) prior to and after giving effect to this Amendment, the representations and warranties of the Borrower contained in Article V of the Credit Agreement, or which are contained in any Loan Document or other document furnished at any time under or in connection with the Credit Agreement, that are qualified by materiality are true and correct on and as of the date hereof, and each of the representations and warranties of the Borrower contained in Article V of the Credit Agreement, or which are contained in any Loan Document or other document furnished at any time under or in connection with the Credit Agreement, that are not qualified by materiality are true and correct in all material respects on and as of the date hereof, except, in each case, to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct, or true and correct in all material respects, as the case may be, as of such earlier date;
     (b) the Persons appearing as Guarantors on the signature pages to this Amendment constitute all Persons who are required to be Guarantors pursuant to the terms of the Credit Agreement and the other Loan Documents, and each of such Persons has become and remains a party to a Guaranty as a Guarantor;
     (c) this Amendment has been duly authorized, executed and delivered by the Borrower and each Guarantor party hereto and constitutes a legal, valid and binding obligation of such parties, except as may be limited by general principles of equity, by concepts of reasonableness or by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally; and
     (d) prior to and after giving effect to this Amendment, no Default or Event of Default exists.
     5. Conditions to Effectiveness. This Amendment shall be effective on the date (the “Fourth Amendment Effective Date”) upon which the Administrative Agent shall have received counterparts of this Amendment executed by the Borrower, the Guarantors and the Required Lenders.
     6. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by telecopy or in electronic form shall be effective as the delivery of a manually executed counterpart.
     7. Governing Law. This Amendment shall in all respects be governed by, and construed in accordance with, the laws of the State of New York.
     8. Enforceability. Should any one or more of the provisions of this Amendment be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.
     9. No Novation. This Amendment is given as an amendment and modification of, and not as a payment of, the Obligations of the Borrower and the other Loan Parties and is not intended to constitute a novation of the Credit Agreement. Except as expressly modified hereby, all of the indebtedness, liabilities and obligations owing by the Borrower and each other Loan Party under the Credit Agreement and the other Loan Documents shall continue.
FOURTH AMENDMENT TO REVOLVING CREDIT AGREEMENT

     10. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of each of the Borrower, the Lenders and the Administrative Agent and their respective successors, assigns and legal representatives; provided, however, that the Borrower, without the prior consent of the Administrative Agent and each Lender, may not assign any rights, powers, duties or obligations hereunder.
[Remainder of Page Intentionally Left Blank. Signature Pages Follow.]
FOURTH AMENDMENT TO REVOLVING CREDIT AGREEMENT

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the day and year first above written.

BORROWER: WESTERN REFINING, INC., a Delaware corporation
By:	/s/ Scott D. Weaver
Name:	Scott D. Weaver
Title:	Vice President & Assistant Treasurer

SIGNATURE PAGE TO
FOURTH AMENDMENT TO REVOLVING CREDIT AGREEMENT

BANK OF AMERICA, N.A., as Administrative Agent
By:	/s/ Ronald E. McKaig
Name:	Ronald E. McKaig
Title:	Senior Vice President

SIGNATURE PAGE TO
FOURTH AMENDMENT TO REVOLVING CREDIT AGREEMENT

BANK OF AMERICA, N.A., as L/C Issuer, Swing Line Lender, and a Lender
By:	/s/ Ronald E. McKaig
Name:	Ronald E. McKaig
Title:	Senior Vice President

SIGNATURE PAGE TO
FOURTH AMENDMENT TO REVOLVING CREDIT AGREEMENT

ALLIED IRISH BANKS, P.L.C., as a Lender
By:	/s/ Mark Connelly
Name:	Mark Connelly
Title:	Senior Vice President

By:	/s/ Ed Fenk
Name:	Ed Fenk
Title:	Vice President

SIGNATURE PAGE TO
FOURTH AMENDMENT TO REVOLVING CREDIT AGREEMENT

BANK OF SCOTLAND plc, as a Lender
By:	/s/ Julia R. Franklin
Name:	Julia R. Franklin
Title:	Assistant Vice President

SIGNATURE PAGE TO
FOURTH AMENDMENT TO REVOLVING CREDIT AGREEMENT

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH as a Lender
By:	/s/ David Noda
Name:	David Noda
Title:	VP & Manager

SIGNATURE PAGE TO
FOURTH AMENDMENT TO REVOLVING CREDIT AGREEMENT

CAPITAL ONE NATIONAL ASSOCIATION, as a Lender
By:	/s/ Paul D. Hein
Name:	Paul D. Hein
Title:	Vice President

SIGNATURE PAGE TO
FOURTH AMENDMENT TO REVOLVING CREDIT AGREEMENT

COMERICA BANK, as a Lender
By:	/s/ DeVon J. Lang
Name:	DeVon J. Lang
Title:	Assistant Vice President

SIGNATURE PAGE TO
FOURTH AMENDMENT TO REVOLVING CREDIT AGREEMENT

COMPASS BANK, as a Lender
By:	/s/ Stuart Murray
Name:	Stuart Murray
Title:	Senior Vice President

SIGNATURE PAGE TO
FOURTH AMENDMENT TO REVOLVING CREDIT AGREEMENT

GENERAL ELECTRIC CAPITAL CORPORATION, as a Lender
By:	/s/ Randall F. Hornick
Name:	Randall F. Hornick
Title:	Duly Authorized Signatory

SIGNATURE PAGE TO
FOURTH AMENDMENT TO REVOLVING CREDIT AGREEMENT

MIZUHO CORPORATE BANK, LTD., as a Lender
By:	/s/ Raymond Ventura
Name:	Raymond Ventura
Title:	Deputy General Manager

SIGNATURE PAGE TO
FOURTH AMENDMENT TO REVOLVING CREDIT AGREEMENT

NATIXIS, as a Lender
By:	/s/ Daniel Payer
Name:	Daniel Payer
Title:	Director

By:	/s/ Timothy L. Polvado
Name:	Timothy L. Polvado
Title:	Senior Managing Director

SIGNATURE PAGE TO
FOURTH AMENDMENT TO REVOLVING CREDIT AGREEMENT

RAYMOND JAMES BANK, FSB, as a Lender
By:	/s/ Garrett McKinnon
Name:	Garrett McKinnon
Title:	Senior Vice President

SIGNATURE PAGE TO
FOURTH AMENDMENT TO REVOLVING CREDIT AGREEMENT

THE ROYAL BANK OF SCOTLAND N.V., as a Lender
By:	/s/ James J. Stewart
Name:	James J. Stewart
Title:	Chief Executive Officer RBS N.V., Americas

By:	/s/ Michiel van Schaardenburg
Name:	Michiel van Schaardenburg
Title:	Managing Director

SIGNATURE PAGE TO
FOURTH AMENDMENT TO REVOLVING CREDIT AGREEMENT

THE ROYAL BANK OF SCOTLAND plc, as a Lender
By:	/s/ Brian D. Williams
Name:	Brian D. Williams
Title:	Vice President

SIGNATURE PAGE TO
FOURTH AMENDMENT TO REVOLVING CREDIT AGREEMENT

RZB FINANCE LLC, as a Lender
By:	/s/ Shirley Ritch
Name:	Shirley Ritch
Title:	Vice President

By:	/s/ John A. Valiska
Name:	John A. Valiska
Title:	First Vice President

SIGNATURE PAGE TO
FOURTH AMENDMENT TO REVOLVING CREDIT AGREEMENT

SOCIETE GENERALE, as a Lender
By:	/s/ Emmanuel Chesneau
Name:	Emmanuel Chesneau
Title:	Managing Director

By:	/s/ Chung-Taek Oh
Name:	Chung-Taek Oh
Title:	Director

SIGNATURE PAGE TO
FOURTH AMENDMENT TO REVOLVING CREDIT AGREEMENT

SUNTRUST BANK, as a Lender
By:	/s/ Carmen J. Mahzia
Name:	Carmen J. Mahzia
Title:	Vice President

SIGNATURE PAGE TO
FOURTH AMENDMENT TO REVOLVING CREDIT AGREEMENT

UBS LOAN FINANCE LLC, as a Lender
By:	/s/ Marie Haddad
Name:	Marie Haddad
Title:	Associate Director

By:	/s/ Mary E. Evans
Name:	Mary E. Evans
Title:	Associate Director

SIGNATURE PAGE TO
FOURTH AMENDMENT TO REVOLVING CREDIT AGREEMENT

U.S. BANK NATIONAL ASSOCIATION, as a Lender
By:	/s/ Daniel K. Hansen
Name:	Daniel K. Hansen
Title:	Vice President

SIGNATURE PAGE TO
FOURTH AMENDMENT TO REVOLVING CREDIT AGREEMENT

WACHOVIA BANK, N.A., as a Lender
By:	/s/ Amanda Watkins
Name:	Amanda Watkins
Title:	Vice President

SIGNATURE PAGE TO
FOURTH AMENDMENT TO REVOLVING CREDIT AGREEMENT

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender
By:	/s/ Oleg Kogan
Name:	Oleg Kogan
Title:	Vice President

SIGNATURE PAGE TO
FOURTH AMENDMENT TO REVOLVING CREDIT AGREEMENT

REAFFIRMATION OF GUARANTORS
     By signing below, each Guarantor (a) acknowledges, consents and agrees to the execution, delivery and performance by the Borrower of this Amendment, (b) acknowledges and agrees that its obligations in respect of the Guaranty and other Loan Documents to which it is a party are not released, diminished, waived, modified, impaired or affected in any manner by this Amendment or any of the provisions contemplated herein, (c) ratifies and confirms its obligations under such Guaranty and other Loan Documents, and (d) acknowledges that prior to and after giving effect to this Amendment, the representations and warranties of such Guarantor in its Guaranty, or which are contained in any Loan Document or other document to which it is a party furnished at any time under or in connection with its Guaranty and the Credit Agreement, that are qualified by materiality are true and correct on and as of the date hereof, and each of the representations and warranties of such Guarantor in its Guaranty, or which are contained in any Loan Document or other document to which it is a party furnished at any time under or in connection with its Guaranty and the Credit Agreement, that are not qualified by materiality are true and correct in all material respects on and as of the date hereof, except, in each case, to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct, or true and correct in all material respects, as the case may be, as of such earlier date.
GUARANTORS:
WESTERN REFINING COMPANY, L.P.,
a Delaware limited partnership

WESTERN REFINING GP, LLC, a Delaware limited liability company, its General Partner
By:	/s/ Scott D. Weaver
Name:	Scott D. Weaver
Title:	Vice President & Assistant Treasurer

SIGNATURE PAGE TO REAFFIRMATION OF GUARANTORS
(FOURTH AMENDMENT TO REVOLVING CREDIT AGREEMENT)

ASCARATE GROUP, LLC, a Delaware limited liability company

By:	WESTERN REFINING COMPANY, L.P., a Delaware limited partnership, its sole Member

	By:	WESTERN REFINING GP, LLC, a Delaware limited liability company, its General Partner

	By:	/s/ Scott D. Weaver

	Name:	Scott D. Weaver
	Title:	Vice President & Assistant Treasurer

WESTERN REFINING GP, LLC, a Delaware limited liability company

By:	/s/ Scott D. Weaver

Name:	Scott D. Weaver
Title:	Vice President & Assistant Treasurer

WESTERN REFINING LP, LLC, a Delaware limited liability company

By:	/s/ Joan L. Yori

Name:	Joan L. Yori
Title:	President
SIGNATURE PAGE TO REAFFIRMATION OF GUARANTORS
(FOURTH AMENDMENT TO REVOLVING CREDIT AGREEMENT)

CINIZA PRODUCTION COMPANY,
a New Mexico corporation
DIAL OIL CO., a New Mexico corporation
EMPIRE OIL CO., a California corporation
GIANT INDUSTRIES, INC., a Delaware corporation
WESTERN REFINING SOUTHWEST, INC.,
an Arizona corporation
GIANT FOUR CORNERS, INC., an Arizona corporation
WESTERN REFINING TERMINALS, INC.,
an Arizona corporation
WESTERN REFINING PIPELINE COMPANY,
a New Mexico corporation
GIANT STOP-N-GO OF NEW MEXICO, INC.,
a New Mexico corporation
WESTERN REFINING YORKTOWN HOLDING COMPANY, a Delaware corporation
WESTERN REFINING YORKTOWN, INC.,
a Delaware corporation
WESTERN REFINING WHOLESALE, INC.,
an Arizona corporation
SAN JUAN REFINING COMPANY,
a New Mexico corporation

By:	/s/ Scott D. Weaver
Name:	Scott D. Weaver
Title:	Vice President

SIGNATURE PAGE TO REAFFIRMATION OF GUARANTORS
(FOURTH AMENDMENT TO REVOLVING CREDIT AGREEMENT)